UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2021

CarGurus, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38233	04-3843478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Canal Park, 4th Floor Cambridge, Massachusetts 02141
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 354-0068

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	CARG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02  Unregistered Sales of Equity Securities.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 7.01  Regulation FD Disclosure.

The information in this Item 7.01 and in Exhibit 99.1 hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

On January 14, 2021, CarGurus, Inc., a Delaware corporation (the “Company”), issued a press release announcing that it had completed its previously announced acquisition of a 51% interest in CarOffer, LLC, a Delaware limited liability company (“CarOffer”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01  Other Events.

On January 14, 2021, the Company completed its previously announced acquisition of a 51% interest in CarOffer pursuant to the terms of a Membership Interest Purchase Agreement, as amended (the “Purchase Agreement”), dated as of December 9, 2020 (the “Agreement Date”), by and among the Company, CarOffer, CarOffer Investors Holding, LLC, a Delaware limited liability company (“TopCo”), each of the Members of TopCo, and Bruce T. Thompson, an individual residing in Texas.

Upon consummation of the transactions contemplated by the Purchase Agreement, the Company acquired a 51% interest in CarOffer for an aggregate consideration of $140,250,000 (the “Total Consideration”), such Total Consideration consisting of (a) shares of Class A Common Stock of the Company, par value $0.001 per share (the “Company Class A Common Stock”), in the aggregate amount of $70,125,000 (the “Stock Consideration”) and (b) $70,125,000 in cash, subject to certain adjustments set forth in the Purchase Agreement. The number of shares of Company Class A Common Stock issued in connection with the Stock Consideration was 3,115,282, which was calculated by reference to a value of $22.51 per share, which equals the volume-weighted average closing price per share of Company Class A Common Stock on the Nasdaq Stock Market for the 28 consecutive trading days ending on the third Business Day (as defined in the Purchase Agreement) preceding the Agreement Date.

The Company issued the Stock Consideration described herein in reliance upon the exemptions from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which will be filed as an exhibit with the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of CarGurus, Inc., dated January 14, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CARGURUS, INC.

Date: January 14, 2021	By:	/s/ Jason Trevisan
Name: Jason Trevisan
Title: Chief Financial Officer and President, International

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